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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2001





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                  340-23520                      56-1714315
 (State or other           (Commission File No.)              I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 9.           REGULATION FD DISCLOSURE.

         On February 24, 2001, Quintiles Transnational Corp. ("Quintiles") received notice that WebMD Corporation ("WebMD") had interrupted the delivery of the data which it is obligated to provide pursuant to the Data Rights Agreement dated May 26, 2000 between Quintiles and WebMD, pending the revision of access specifications, which WebMD contends are required by certain state laws. Quintiles believes that WebMD's action is unwarranted and represents an abrupt change in position and course of conduct by WebMD's current management. On February 25, 2001, Quintiles obtained from Wake County Superior Court an order temporarily restraining WebMD from further interruption of data delivery to Quintiles.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                QUINTILES TRANSNATIONAL CORP.



                                                By: /s/ John S. Russell
                                                    ----------------------------
Dated: February 26, 2001                            John S. Russell
                                                    Senior Vice President
                                                    General Counsel